[LETTERHEAD OF THE BANK OF NEW YORK]                   PAGE NUMBER:           1
                                                       Payment Date:   11/20/96
                                                       Accrual Period: 10/21/96
                                                       thru 11/19/96

                       FIRST ALLIANCE MORTGAGE LOAN TRUST
               Mortgage Pass-Through Certificates, Series 1996-3


Class Information                       Current Payment Information                                       Factors per $1,000
-----------------  --------------------------------------------------------------------------- -------------------------------------
                     BEGINNING    PASS THRU  PRINCIPAL   INTEREST       TOTAL        ENDING     PRINCIPAL     INTEREST       ENDING
CLASS CODE   NAME    CERT. BAL.      RATE    DIST. AMT.  DIST. AMT.     DIST.       CERT.BAL.      DIST.        DIST.      CERT. BAL
----------   ----  -------------  ---------  ----------  ----------  ----------  ------------- -----------  ----------  ------------
             A-1   33,344,790.68  7.625000%  220,294.63  211,878.36  432,172.99  33,124,496.05  6.57595910  6.32472716  988.79092687
             A-2   36,279,773.82  5.757500%  325,636.52  174,067.33  499,703.85  35,954,137.30  8.92154849  4.76896795  985.04485753

             R               n/a  0.000000%         n/a        0.00        0.00            n/a         n/a         n/a           n/a
------------------------------------------------------------------------------------------------------------------------------------
  Totals       -   69,624,564.50         -   545,931.15  385,945.69  931,876.84  69,078,633.35  7.79901643  5.51350986  986.83761929
====================================================================================================================================


  Class Information                Original Certificate Information
----------------------    ---------------------------------------------------
  TYPE            NAME      CERT. BAL.         PASS THRU           CUSIPS
-------------     ----    -------------     ----------------    -------------
Fixed Rate        A-1     33,500,000.00         7.625000%         31846LBE5
Variable Rate     A-2     36,500,000.00         5.800000%         31846LBF2
Residual          R                0.00         0.000000%               n/a
-----------------------------------------------------------------------------
Totals              -     70,000,000.00                -                  -
=============================================================================


                         Unpaid Amounts
                 ---------------------------
                 CARRY             INTEREST
NAME            FORWARD           SHORTFALLS
----            -------           ----------
A-1              0.00                 0.00
A-2              0.00                 0.00
R                0.00                 0.00
--------------------------------------------
Totals              -                    -
============================================

[LETTERHEAD OF THE BANK OF NEW YORK]                   PAGE NUMBER:           2
                                                       Payment Date:   11/20/96
                                                       Accrual Period: 10/21/96
                                                       thru 11/19/96

                       FIRST ALLIANCE MORTGAGE LOAN TRUST
               Mortgage Pass-Through Certificates, Series 1996-3


P&S Ref.
Sec. 7.8              COLLATERAL INFORMATION               Group 1                Group 2               TOTAL
--------       ----------------------------------      ---------------       ----------------      ---------------
               Aggregate stated principal balance       33,260,725.64         36,094,504.57         69,355,230.21
               Initial mortgage loan balance            26,220,736.51         26,563,028.69         52,783,765.20
               Subsequent mortgage loans                 7,273,813.57          9,927,288.05         17,201,101.62
               Aggregate scheduled principal amt            17,259.86             23,962.72             41,222.58
               Aggregate scheduled interest amt            294,442.52            272,264.98            566,707.50
               Aggregate prepayment amount                 135,062.99            219,388.18            354,451.17

P&S Ref.
Sec. 7.8                      FEES                         Group 1                Group 2               TOTAL
--------       ----------------------------------      ---------------       ----------------      ---------------
               Monthly servicer fees                        13,922.16             15,140.84             29,063.00
               Monthly trustee fees                            403.74                439.08                842.82
               Monthly premium fees                              0.00                  0.00                  0.00
                                                       ===============       ================      ===============
                                                            13,807.34             14,901.08             28,708.42

P&S Ref.
Sec. 7.8               OTHER INFORMATION                  Group 1                 Group 2               TOTAL
--------       ----------------------------------      ---------------       ----------------      ---------------
               Insured payments                                  0.00                  0.00                  0.00
               Compensating interest amount                    518.56                678.84              1,197.40
               Pre-funding transfer amount                       0.00                  0.00                  0.00
               Subordinated increase amount                 68,238.26             82,617.73            150,855.99
               Subordinated reduction amount                     0.00                  0.00                  0.00
               Remaining pre-funded amount                       0.00                  0.00                  0.00
               Avail funds cap carry forward                      n/a                  0.00                  0.00
               Projected net excess cashflow                68,257.81             58,081.65            126,339.46
               Ending subordinated amount                  136,229.59            140,367.27            276,596.86
               Subordination deficiency                    667,770.41            699,132.73          1,366,903.14
               OC Target                                   804,000.00            839,500.00          1,643,500.00

                              DELINQUENCY INFORMATION
P&S Ref.              ---------------------------------------
Sec. 7.8              Period                       Loan Count         Ending Stated Balance
--------              --------------            -------------         ---------------------
                      30-59 days                            6                    457,673.85
                      60-89 days                            2                    227,525.49
                      90+ days                              0                          0.00
                      In foreclosure                        0                          0.00
                      In bankruptcy                         0                          0.00
                      TOTALS                                8                    685,199.34
                                                           ==                  ============






                              REO INFORMATION
P&S Ref.              ------------------------------
Sec. 7.8              Reo Date           Loan Number      Ending Stated Balance         Book Value
--------              --------           -----------      ---------------------         ----------
                                                   -                        0.0                0.0
                                                   -                        0.0                0.0
                                                   -                        0.0                0.0
                                                   -                        0.0                0.0
                                                   -                        0.0                0.0
                                                   -                        0.0                0.0
                                                   -                        0.0                0.0
                     TOTALS                        0                        0.0                0.0
                                                   =                        ===                ===

P&S Ref.
Sec. 7.8          LIQUIDATED LOAN INFORMATION               Group 1                Group 2               TOTAL
--------       ----------------------------------      ---------------       ----------------      ---------------
               Net losses (this period)                           0.00                   0.00                 0.00
               Cumulative losses (since Cut-Off)                  0.00                   0.00                 0.00
               Substitution amount                                0.00                   0.00                 0.00
               Purchase price                                     0.00                   0.00                 0.00
               Repurchase loan count                              0.00                   0.00                 0.00
               Repurchase loan balance                            0.00                   0.00                 0.00